EXHIBIT 32
                   CERTIFICATION ACCOMPANYING PERIODIC REPORT
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (18 U.S.C. ss. 1350)



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                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Marc C. Breslawsky, chairman of the Board and Chief Executive Officer of Imagistics International Inc., the ("Company"), and Joseph D. Skrzypczak, Chief Financial Officer of the Company, each hereby certifies that
(1) the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Dated:   November 13, 2003                          /s/ Marc C. Breslawsky
                                                    ----------------------
                                                    Marc C. Breslawsky
                                                    Chairman of the Board,
                                                    Chief Executive Officer





Dated:   November 13, 2003                          /s/ Joseph D. Skrzypczak
                                                    ------------------------
                                                    Joseph D. Skrzypczak
                                                    Chief Financial Officer